SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 ---------------



Date of Report (Date of earliest event reported) March 31, 2000
                                                 --------------


                 INTERNATIONAL COSMETICS MARKETING CO.
---------------------------------------------------------------
         (Exact name of registrant as specified in its charter)



       Florida                         0-27833                65-0598868
-------------------------------------------------------------------------------
(State or other jurisdiction        (Commission              (IRS Employer
 or incorporation)                   File Number)          Identification No.)


                6501 Northwest Park of Commerce Blvd., Suite 205
                ------------------------------------------------
                            Boca Raton, Florida 33487
                            -------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code (561) 999-8878
                                                   --------------


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

Effective March 31, 2000, William Wirch tendered his resignation as Chief Operating Officer and Director of International Cosmetics Marketing Co. (the "Company").

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      INTERNATIONAL COSMETICS MARKETING CO.


                                      By:  /s/ Stephanie McAnly
                                           --------------------------------
                                            Stephanie McAnly
                                            President


DATED: April 13, 2000